                                AIM SECTOR FUNDS

                                 AIM ENERGY FUND
                           AIM FINANCIAL SERVICES FUND
                         AIM GOLD & PRECIOUS METALS FUND
                                AIM LEISURE FUND
                               AIM TECHNOLOGY FUND
                               AIM UTILITIES FUND

                        Supplement dated October 5, 2005
         to the Statement of Additional Information dated July 29, 2005, as supplemented July 29, 2005 and August 31, 2005

The following information replaces in its entirety the second paragraph appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES, OTHER SERVICE PROVIDERS - TRANSFER AGENT" in the Statement of Additional Information:

          "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, P, R, AIM Cash Reserves and Investor Class Shares, the TA Agreement provides that the Trust on the behalf of the Funds will pay AIS at a rate of $21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month."


The following information replaces in its entirety the last paragraph appearing under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - PURCHASES OF CLASS A SHARES AT NET ASSET VALUE" in the Statement of Additional Information:

          "In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

          o    the reinvestment of dividends and distributions from a Fund;

          o    exchanges of shares of certain Funds;

          o the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or

          o    a merger, consolidation or acquisition of assets of a Fund."


Effective October 1, 2005, Raymond Stickel, Jr. was elected Trustee of the AIM Funds. The following information is added under the heading "TRUSTEES AND OFFICERS - INDEPENDENT TRUSTEES" in Appendix D in the Statement of Additional
Information:

                              TRUSTEE
"NAME, YEAR OF BIRTH AND      AND/OR                                                                  OTHER
POSITION(S) HELD WITH THE     OFFICER                                                           TRUSTEESHIP(S) HELD
        TRUST                  SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             BY TRUSTEE
-------------------------     -------        -------------------------------------------        -------------------
INDEPENDENT TRUSTEES


Raymond Stickel, Jr. - 1944   2005           Retired                                            None"
Trustee                                      Formerly:  Partner, Deloitte & Touche


Additionally, effective October 1, 2005, Mr. Stickel was appointed as a member of the Audit Committee of the Boards of Trustees of the AIM Funds.